UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020
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Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2020, Phillips Edison & Company, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders elected all eight directors to serve until the annual meeting in 2021 and until their successors are duly elected and qualified; approved, on an advisory basis, the compensation paid to the Company's named executive officers ("Say on Pay"); approved the 2020 Omnibus incentive Plan; and ratified the selection of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2020. The final voting results are below.

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	135,213,266	10,911,702	12,709,031
Leslie T. Chao	134,846,222	11,278,746	12,709,031
Elizabeth Fischer	135,425,403	10,699,565	12,709,031
Paul J. Massey, Jr.	134,931,362	11,193,606	12,709,031
Stephen R. Quazzo	134,584,597	11,540,371	12,709,031
Jane Silfen	135,207,437	10,917,531	12,709,031
John A. Strong	135,014,766	11,110,202	12,709,031
Gregory S. Wood	134,923,180	11,201,788	12,709,031

Proposal 2: Say on Pay

For	Against	Abstain	Broker Non-Votes
110,880,565	19,206,334	16,038,069	12,709,031

Proposal 3: Approval of 2020 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
114,715,280	15,005,151	16,404,537	12,709,031

Proposal 5: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
148,510,110	3,382,896	6,940,993	—

Item 8.01. Other Events.

At the time of the Annual Meeting, there was insufficient voting participation to pass the proposal seeking to approve the amendment and restatement of the Company's charter as set forth in the Fifth Articles of Amendment and Restatement as described in the Company's Proxy Statement for the Annual Meeting ("Proposal 4"). Therefore, Proposal 4 was not presented or voted on at the Annual Meeting. In order to allow additional time to solicit additional votes on Proposal 4, the Annual Meeting was adjourned solely with respect to such proposal. As announced at the Annual Meeting, such meeting will reconvene at 10:00 a.m. Eastern Time on August 4, 2020 via live webcast at www.virtualshareholdermeeting.com/PECO2020. During the period of adjournment, the Company will solicit and continue to accept stockholder votes on Proposal 4.

At the reconvened Annual Meeting on August 4, 2020 (the "Reconvened Meeting"), stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the Securities and Exchange Commission on April 7, 2020 and provided to stockholders. Valid proxies submitted prior to the Reconvened Meeting will continue to be valid for the upcoming Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated:	June 18, 2020	By:	/s/ Tanya E. Brady
Senior Vice President, General Counsel and Secretary